EXHIBIT 10.2

AMENDMENT NO. 1 TO VENDOR AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) to the Vendor Agreement dated October 14, 2009 by and among GE Commercial Distribution Finance Corporation, Arctic Cat Sales Inc. and Arctic Cat Inc. (the Vendor Agreement”), is entered into as of this 20th day of October, 2009.  Capitalized terms used and not otherwise defined in this Amendment No. 1 shall have the same meaning as in the Vendor Agreement.

(1)           Recital (b) of the Vendor Agreement is hereby amended by deleting the clause “the later of (i) the effective date of the termination of such agreement with Textron and (ii)”.

(2)           Except as set forth in this Amendment No. 1, the Vendor Agreement remains in full force and effect, without change or modification.

IN WITNESS WHEREOF, the parties have entered into this Amendment No. 1 as of the date first written above.

Arctic Cat Inc.

By:	/s/ TIMOTHY C. DELMORE
Print Name:	Timothy C. Delmore
Title:	Chief Financial Officer

Arctic Cat Sales Inc.

By:	/s/ TIMOTHY C. DELMORE
Print Name:	Timothy C. Delmore
Title:	Chief Financial Officer

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:	/s/ PETER K. LANNAN
Print Name:	Peter K. Lannon
Title:	Managing Director